Form 8-K

                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D. C.  20549

                      PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): January 6, 1997
                                                       ---------------

                         WESTMORELAND COAL COMPANY
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)


DELAWARE                           0-752                       23-1128670
---------------------------------------------------------------------------
(State or other jurisdiction     (Commission File          (I.R.S. Employer
of incorporation or organization)   Number              Identification No.)

2 North Cascade Avenue, 14th Floor    Colorado Springs, Colorado     80903
---------------------------------------------------------------------------
(Address of principal executive offices)
(Zip Code)

Registrant's telephone number,
   including area code:                            719-442-2600
                                                   ------------



Item 3.     Bankruptcy or Receivership

         On December 23, 1996, the registrant and four of its subsidiaries filed a voluntary petition under Chapter 11 of the Federal Bankruptcy Code in the United States Bankruptcy Court for the District of Colorado. Jurisdiction was assumed by that court on the date of filing. No receiver, fiscal agent or similar officer has been appointed in the proceedings, Case Nos. 96-26092 through 96-26096, and the registrant and the four subsidiaries are operating as a debtors-in-possession. This report supplements the registrant's report filed on Form 8-K on December 23, 1996.




                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              WESTMORELAND COAL COMPANY



Date: January 6, 1997            By:/s/ Robert J. Jaeger
                                    -----------------------------
                                    Robert J. Jaeger
                                    Senior Vice President-Finance
                                    Treasurer and Controller